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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                      ----

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2001

                   GMAC Commercial Mortgage Securities, Inc.
     ----------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                   333-45256                 23-2811925
     ----------------------------------------------------------------------
(STATE OR OTHER JURISDICTION    (COMMISSION)                (I.R.S. EMPLOYER
OF INCORPORATION)                FILE NUMBER)                IDENTIFICATION NO.)

       200 Witmer Road, Horsham, Pennsylvania                        19044
     ----------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

Registrant's telephone number, including area code (215) 328-3480

                Not Applicable
     ----------------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                        Exhibit Index Located on Page 7





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ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

     On April 5, 2001, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-Cl (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of April 1, 2001, among GMAC Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM"), as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-one classes identified as the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans"). The Mortgage Loans, as of the due date of each such Mortgage Loan in April 2001 (each, the "Cut-off Date"), have an aggregate principal balance of $864,117,785 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMACCM pursuant to a mortgage loan purchase agreement, dated March 29, 2001, between GMACCM as seller and the Depositor as purchaser, attached hereto as
Exhibit 99.1. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to two mortgage loan purchase agreements, each dated March 29, 2001, between GACC as seller and the Depositor as purchaser, and a supplemental agreement, dated March 29, 2001, between GACC as purchaser and GMACCM as seller, attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to two mortgage loan purchase agreements, each dated March 29, 2001, between GSMC as seller and the Depositor as purchaser, and a supplemental agreement, dated March 29, 2001, between GSMC as purchaser and GMACCM as seller, attached hereto as Exhibits 99.5, 99.6 and 99.7, respectively. The Depositor sold the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Goldman, Sachs & Co. ("Goldman") and Deutsche Banc Alex. Brown Inc. ("DB," and with Goldman in such capacity, the "Underwriters") pursuant to an underwriting agreement dated March 29, 2001 among the Underwriters, GMACCM and the Depositor, attached hereto as
Exhibit 1.1. The Depositor sold the Class X-1, Class X-2, Class E, Class F and Class G Certificates to Goldman and DB, and the Class H, Class J, Class K,, Class L, Class M, Class N, Class O and Class P Certificates to Commercial Asset Trading- Inc. pursuant to two certificate purchase agreements each dated March 29, 2001. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co.

     Each of Class X-1 and Class X-2 Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $864,117,784 and $551,654,000, respectively. The Class A-1



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Certificates will have an initial Certificate Balance of $109,895,000. The Class
A-2 Certificates will have an initial Certificate Balance of $546,834,000. The Class B Certificates will have an initial Certificate Balance of $41,045,000.
The Class C Certificates will have an initial Certificate Balance of
$32,404,000. The Class D Certificates will have an initial Certificate Balance of $12,961,000. The Class E Certificates will have an initial Certificate
Balance of $17,282,000. The Class F Certificates will have an initial
Certificate Balance of $12,962,000. The Class G Certificates will have an initial aggregate Certificate Balance of $12,961,000. The Class H Certificates will have an initial Certificate Balance of $25,923,000. The Class J
Certificates will have an initial Certificate Balance of $6,480,000. The Class K Certificates will have an initial Certificate Balance of $6,480,000. The Class L Certificates will have an initial Certificate Balance of $12,61,000. The Class M Certificates will have an initial Certificate Balance of $4,320,000. The Class N Certificates will have an initial Certificate Balance of $4,320,000. The Class O Certificates will have an initial Certificate Balance of $4,320,000. The Class P Certificates will have an initial Certificate Balance of $12,969,784. The Class R-I, Class R-II and Class R-III CERTIFICATES each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.



                                        3


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable

     (b)  Pro Forma Financial Information.

          Not applicable

     (c)  Exhibits.

Exhibit No.   Document Description

1.1 Underwriting Agreement, dated as of March 29, 2001, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman Sachs & Co. and Deutsche Banc Alex. Brown Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of April 1, 2001, among GMAC Commercial Mortgage Securities, Inc. as depositor,
              GMAC Commercial Mortgage Corporation as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Supplemental. Agreement, dated as of March 29, 2001, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.


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99.6          Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.7 Supplemental Agreement, dated as of March 29, 2001, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.



                                        5


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GMAC COMMERCIAL MORTGAGE SECURITIES,
                                       INC., Registrant

                                       By:  /s/ David Lazarus
                                            ----------------------
                                            Name:  David Lazarus
                                            Title: Vice President

Dated: April 20, 2001


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                               INDEX OF EXHIBITS

Exhibit  Description

1.1 Underwriting Agreement, dated as of March 29, 2001, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of August 1, 2000, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee and securities intermediary.

99.1 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Supplemental Agreement, dated as of March 29, 2001, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6 Mortgage Loan Purchase Agreement, dated as of March 29, 2001, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.7 Supplemental Agreement, dated as of March 29, 2001, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

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